                                                                      Exhibit 10

3900 (Loan to Loan)

                       INTERIM LOAN AND SECURITY AGREEMENT

     THIS INTERIM LOAN AND SECURITY AGREEMENT (this "AGREEMENT") is dated as of _____________ between General Electric Capital Corporation, a New York corporation having an office and place of business located at 3379 Peachtree Road N.E. 400 Atlanta, GA 30326 ("LENDER") and HTG Corp. a corporation organized and existing under the laws of the State of Georgia and having its principal place of business at 3343 Peachtree Road, NE, Ste. 1420, Atlanta, GA 30326 and HBO & COMPANY OF GEORGIA a corporation organized and existing under the laws of the State of Delaware and having its principal place of business at 301 Perimeter Center North, Atlanta, GA 30346 (the "Co-Borrowers").
                                                                 /s/ JKS CH
                                                                 ----------
                                                                   initial

                                    RECITALS:
     WHEREAS Borrower desires to purchase the equipment more particularly described in EXHIBIT A hereto (the "EQUIPMENT") pursuant to a purchase order contract, agreement and/or other document, copies of which have been attached hereto as EXHIBIT C (the "PURCHASE AGREEMENT"), with AlliedSignal, Inc. ("SUPPLIER");

     WHEREAS Borrower desires to borrow from Lender, on the terms and conditions hereinafter provided, the purchase price and acquisition costs of the Equipment;

     WHEREAS Borrower desires to borrow from Lender, on the terms and conditions hereinafter provided, the purchase price and acquisition costs of the Equipment;

     WHEREAS, to induce Lender to lend to Borrower the purchase price and acquisition costs of the Equipment, Borrower desires to assign to Lender, as security for all of Borrower's obligations hereunder, all of Borrower's right, title and interest in and to the Equipment and the Purchase Agreement.

     NOW, THEREFORE, in consideration of these premises and of the covenants contained herein and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Loan Schedule attached hereto as EXHIBIT D (the "LOAN SCHEDULE").

     SECTION 2. AGREEMENT TO MAKE LOANS. Subject to the terms and conditions hereof, and provided no Default (as defined in Section 8), or event which with the passing of time or giving of notice or both would constitute a Default, has occurred and is continuing, Lender agrees to advance to Borrower, on the date hereof the amount of ONE HUNDRED NINETY FIVE THOUSAND SEVEN HUNDRED FIFTY AND NO/100 ($ 195,750.00) U.S. Dollars, and, upon five (5) days written notice, from time to time hereafter until close of business on the Cut-Off Date to make such additional advances in such amounts as Borrower may request, but limited in all events in the aggregate to the Maximum Loan Commitment amount stated in the Loan Schedule. (Each day on which a loan is made is hereinafter referred to as a "FUNDING DATE," each advance a "LOAN FUNDING".) Lender shall not be required or obligated to make any Loan Funding if such Loan Funding, when added to all previous Loan Fundings, would cause Lender to advance to Borrower any sum in excess of the Maximum Loan Commitment set forth in the Loan Schedule. Lender shall have no obligation to make any Loan Funding to any person or entity other than Borrower, and shall have no obligation to make any Loan Funding to Borrower if control of Borrower shall change in any material respect.

     SECTION 3.  PROMISSORY NOTE(S).

     (a) Each Loan Funding shall be evidenced by a separate demand Promissory Note, at such interest rate as the parties may hereafter agree, in the form of EXHIBIT E.

     (b) Subject to the terms hereof, upon the earlier of the (i) Cut-Off Date or (ii) the Funding Date on which the total Loan Fundings made as of that date total in the aggregate the Maximum Loan Commitment, Borrower shall (x) pay all unpaid interest due and owing under any Promissory Note issued pursuant hereto; and (y) execute a Consolidated Promissory Note ("CONSOLIDATED NOTE") in the form of EXHIBIT F in a principal amount equal to the aggregate amount of all Loan Fundings (Each Demand Promissory Note and the Consolidated Promissory Note shall hereinafter be referred to, individually or collectively, as the "NOTE(S)".)

     SECTION 4. CONDITIONS PRECEDENT TO LOAN FUNDINGS. The obligation of Lender to make any Loan Funding to Borrower on the applicable Funding Date is subject to the performance by Borrower of all of its agreements and covenants under this Agreement and the fulfillment of the following conditions:

     (a) Borrower shall have paid to Supplier the Borrower's Down Payment, if any, specified on the Loan Schedule.

     (b) No Default, or event which with the passing of time or the giving of notice or both would constitute a Default, has occurred and is continuing on such Funding Date under this Agreement, any Note or any other agreement or instrument then existing between Borrower and Lender.

     (c) Lender has received such executed financing statements, fixture filings and other documents as it may reasonable request to perfect a first priority security interest in the Collateral, as that term is defined in
     Section 5, below (including, without limitation, any lien, mortgages, landlord or similar waivers).

     (d) Borrower has executed and delivered to Lender a Demand Promissory Note, in the form of Exhibit E, in the principal amount of the Loan Funding, executed by an authorized officer of the Borrower.

     (e) Lender has received such other documents, certificates and opinions, including but not limited to opinions of Borrower's counsel and invoices and receipts in connection with the Equipment, as it shall reasonably request.

     (f) There has not occurred any adverse change in Borrower's financial situation from the date of execution hereof to the date of the Loan Funding which materially impairs Borrower's ability to perform its obligations hereunder, or under any of the Notes, or materially impairs Lender's interest in the Collateral.

     SECTION 5.  GRANT OF SECURITY INTEREST.

     (a) As security for the punctual payment and performance of Borrower's obligations under each and all of the Note(s), whether now existing or hereinafter arising, whether the same be totally repaid and extinguished and thereafter reincurred or otherwise, direct or indirect, liquidated or contingent, whether as primary obligor or as endorser, indemnitor, or otherwise, including any obligation arising in connection with or resulting from any amendment to or extension of any Note and, further, as security for the performance and observance by Borrower of all representations, warranties and covenants made by it in this Agreement, any amendment or extension hereof or in any other agreement, document or certificate delivered in connection with this Agreement or any Note, Borrower hereby gives, sets over, assigns, transfers and grants to Lender a security

     (j) This Agreement and any and all obligations and liabilities secured hereby shall be governed by and construed under the laws of the State of GEORGIA, without regard to choice of law principles thereof, and any provision of this Agreement or of the obligations and liabilities secured by this Agreement which may prove to be unenforceable shall not affect the validity of any other provision of this Agreement or of the said obligations and liabilities. Borrower acknowledges receipt of a true copy hereof and waives acceptance hereof.

     (k) This Agreement shall continue in full force and effect for so long as there shall remain in existence obligations or liabilities from Borrower to Lender hereunder or under the Notes.

     (l) BORROWER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN BORROWER AND LENDER RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN BORROWER AND LENDER. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court (including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court. Time is of the essence of this Agreement. Lender's failure at any time to require strict performance by Borrower of any of the provisions hereof shall not waive or diminish Lender's right thereafter to demand strict compliance therewith. Borrower agrees, upon Lender's request, to execute any instrument necessary or expedient for filing, recording or perfecting the interest of Lender. All notices required to be given hereunder shall be deemed adequately given if sent by registered or certified mail to the addressee at its address stated herein, or at such other place as such addressee may have designated in writing. This Agreement and any, Exhibits or Annexes thereto constitute the entire agreement of the parties with respect to the subject matter hereof. NO VARIATION OR MODIFICATION OF THIS AGREEMENT OR ANY WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS, SHALL BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE PARTIES HERETO.

     IN WITNESS WHEREOF, Borrower and Lender, intending to be legally bound hereby, have caused their duly authorized representatives to execute this Agreement, as of the day and year first above-written.

LENDER                                       CO-BORROWER

GENERAL ELECTRIC CAPITAL CORPORATION         HTG CORP.

By:                                          By: /s/ Julie Koers Shirey
   ---------------------------------            -------------------------------
Title:                                       Title: Secretary
      ------------------------------               ----------------------------


                                             HBO & COMPANY OF GEORGIA

                                             By: /s/ Charles W. McCall
                                                --------------------------------

                                             Title: Pres/CEO
                                                   -----------------------------

                               LIST OF EXHIBITS TO

                   INTERIM LOAN AND SECURITY AGREEMENT BY AND

                  BETWEEN GENERAL ELECTRIC CAPITAL CORPORATION

                                       AND

            HTG CORP. AND HBO & COMPANY OF GEORGIA AS CO-BORROWERS


                             DATED:
                                    ----------------



EXHIBIT A                                  EQUIPMENT DESCRIPTION

EXHIBIT B                                  CERTIFICATE - Not Required

EXHIBIT C                                  PURCHASE AGREEMENT

EXHIBIT D                                  LOAN SCHEDULE

EXHIBIT E                                  FORM OF DEMAND PROMISSORY NOTE

EXHIBIT F                                  FORM OF CONSOLIDATED PROMISSORY NOTE

                                    EXHIBIT D

     THIS EXHIBIT D is annexed to and made a part of the Interim Loan and Security Agreement of even date herewith between General Electric Capital Corporation as Lender and HTG Corp. and HBO & Company of Georgia as Co-Borrowers as Borrower.


                                  LOAN SCHEDULE

LENDER:                                    BORROWER:

General Electric Capital Corporation       HTG Corp. and HBO & Company of
3379 Peachtree Road N.E. 400               Georgia as Co-Borrowers
Atlanta, GA  30326                         3343 Peachtree Road 1420
                                           Atlanta, Georgia  30326

ADDITIONAL TERMS AND DEFINITIONS:

1.   Maximum Loan Commitment:  $3,007,500.00

2.   Cut-Off Date:  October 31, 1995

3.   Borrower's Down Payment:  $0.00

4. Loan Fundings: (Borrower hereby authorizes Lender to insert below the date on which any Loan Funding is made and the amount thereof.)

           Funding Date:                   Loan Funding Amount:
           -------------                   --------------------
     06/  /95                                 $  195,750.00
     06/26/95                                    587,250.00
     08/14/95                                    587,250.00
     09/30/95                                    587,250.00
     10/01/95                                  1,050,000.00

     TOTAL                                    $3,007,500.00


5. Location of Equipment and of Additional Equipment (if different than Borrower's address given above.)

          Garrett's Springfield Mo. Installation Facility

6.   Supplier of Equipment (name and address):

          AlliedSignal, Inc., 6201 W. Imperial Hwy., Los Angeles, CA  90045

LENDER:                                    CO-BORROWER:

GENERAL ELECTRIC CAPITAL CORPORATION       HTG CORP.

By:                                        By: /s/ Julie Koers Shirey
   --------------------------------           ---------------------------------

Title:                                     Title: Secretary
      -----------------------------              ------------------------------

Date:                                      Date:
     ------------------------------             -------------------------------

                                           HBO & COMPANY OF GEORGIA

                                           By: /s/ Charles McCall
                                              ---------------------------------

                                           Title: Pres/CEO
                                                 ------------------------------

                                           Date:
                                                -------------------------------

                                    HTG CORP.
                            3343 Peachtree Road, N.E.
                                   Suite 1420
                             Atlanta, Georgia 30326


                                  June 26, 1995


HBO & Company of Georgia
301 Perimeter Center North
Atlanta, Georgia 30346

          Re:  Loan from General Electric Capital Corporation

Gentlemen:

     1. FACTUAL BACKGROUND. HTG Corp. ("HTG") and HBO & Company of Georgia ("HBO") entered into a certain Co-Ownership Agreement dated as of July 15, 1993, as amended, which provided for, among other things, the equal ownership of the Airplane, as such term is defined therein. The Co-Owners have entered into, jointly and severally, a certain Interim Loan and Security Agreement (the "Loan Agreement") dated of even date herewith, with General Electric Capital Corporation (together with its successors in interest, "GECC"), providing for a series of promissory notes to be made jointly and severally by the Co-Owners in favor of GECC (the "Notes") in the collective principal amount of $3,007,500.00, the Notes being secured by the Airplane. A portion of the proceeds of the Notes will be applied to pay the entire remaining obligations under an existing note to GECC in the original principal amount of $1,200,000 co-made by HTG and HBO, and the remaining proceeds will be used to reimburse HBO in respect of funds expended in connection with, and by HTG to fund its one-half share of the costs of, the purchase and installation of new engines for the Airplane. HBO will separately fund its one-half share of such expense. HBO recognizes that it will directly benefit from HTG's ability to fund its one-half share of the costs of the new engines from the proceeds of the Notes.

     2. PAYMENT OF THE NOTES. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HTG hereby agrees to timely satisfy for and on behalf of the Co-Owners all obligations arising in connection with the Notes. In the event that HTG fails to make when due a payment in connection with the Notes, HBO will pay the amount due on behalf of HTG.

     3. RIGHT OF INDEMNIFICATION. HTG shall hold HBO harmless from and against all liability, loss, damage, or injury and all reasonable costs and expenses (including reasonable counsel fees and costs of any suit related thereto) suffered or incurred by HBO (including, without limitation, any loss or diminution in value of the Airplane) arising from any claims made by or on behalf of GECC, or for any payments made by HBO on behalf of HTG, in connection with the Notes.

     4. PAYMENTS OF CLAIMS. Any payments made by HBO on behalf of HTG pursuant to this Agreement (after reasonable prior written notice and demand for reimbursement), or any reimbursements due pursuant to paragraph 3 hereof, shall bear interest at a per annum rate of interest equal to the prime rate of interest (as published in the "Money Rates" section of THE WALL STREET JOURNAL) plus two percent (2%). Such interest shall begin to accrue on the date demand for such reimbursement is made.

     5. FURTHER ASSURANCES. HTG hereby agrees that at any time, and from time to time, after the date hereof, it will execute such additional instruments and take such actions as may be reasonably requested by HBO to confirm or perfect or otherwise carry out the intent and purposes of this letter.

                                           HTG CORP.


                                           By:   /s/ Julie Koers Shirey
                                              -----------------------------
                                           Title:      Treasurer
                                                 --------------------------


Accepted and Agreed to by:

HBO & COMPANY OF GEORGIA


By:  /s/  Charles McCall
   -----------------------------
     Title:   Pres/CEO
           ---------------------